Liberty Street Horizon Fund Class A Shares (LSHAX) Class C Shares (LSHCX) Institutional Class Shares (LSHUX)

Summary Prospectus	September 3, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.libertystreetfunds.com/literature/.  You may also obtain this information at no cost by calling 1-800-207-7108 or by sending an e-mail request to invest@libertystreetfunds.com. The Fund's Prospectus and SAI, both dated September 1, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Liberty Street Horizon Fund (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 25 of the Fund’s Statutory Prospectus.
Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%(2)	0.75%(3)	None
Wire fee	$20	$20	$20
Overnight check delivery fee for weekday	$15	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (Rule 12b-1) fees	0.25%	0.75%	None
Other expenses	0.86%	0.86%	0.86%
Total annual fund operating expenses	2.11%	2.61%	1.86%
Fee waiver and/or expense reimbursements (4)	(0.61%)	(0.61%)	(0.61%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)	1.50%	2.00%	1.25%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
3	A CDSC of 0.75% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
4
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable,  taxes, interest, portfolio transaction expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition  and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.00% and 1.25% of the  average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until August 31, 2014, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed, provided that such reimbursement to the advisor does not cause the Fund to exceed its current expense limit or the expense limit in place at the time of such waiver or reimbursement of Fund expenses.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested, and that the Fund’s operating expenses (assuming fee waivers in each period) remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$719	$1,049	$1,502	$2,755
C Shares	$280	$754	$1,331	$2,899
Institutional Shares	$127	$526	$949	$2,130

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
A Shares	$619	$1,049	$1,502	$2,755
C Shares	$205	$754	$1,331	$2,899
Institutional Shares	$127	$526	$949	$2,130

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies
The Fund's sub-advisor is Horizon Asset Management LLC ("Horizon" or the "Sub-Advisor").  In order to best implement its investment philosophy Horizon may allocate assets of the Fund across the following strategies.  A portion of the Fund's assets is managed using Horizon's Core Value strategy, which relies on Horizon’s in-house research to identify companies possessing under-appreciated business models, including businesses that tend to be relatively protected from severe price competition or technological obsolescence which, as a consequence, Horizon believes can sustain high returns on equity.  Selections in Core Value include companies with a variety of market capitalizations as well as companies outside the United States, although typically, the majority of stocks held in Core Value tend to be larger U.S. companies.   In addition, portions of the Fund's assets are managed using Horizon's Research Select and Spin-Off strategies.  Research Select involves the selection of investments in the areas of catalyst driven and event driven opportunities, in distressed securities, in companies that Horizon believes have certain assets the true values of which are not fully reflected on their balance sheets, and in securities with pricing anomalies and other areas of inefficiency.  The Spin-Off strategy seeks to identify inefficiencies in the pricing of companies that are at transitory points in their business cycles with a particular focus on corporate divestitures, carve-outs, and other forms of corporate restructurings.  The Fund may also invest in specialty stocks that Horizon believes maintain the most favorable risk/reward characteristics.

The Fund pursues its investment objective by primarily investing in U.S. and foreign equity stocks. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in companies at the time of their initial public offering (“IPO”). The Fund’s investments in foreign equity stocks may be in both developed and emerging markets.
The Fund may also invest up to 20% of its assets in fixed income securities with maturities typically between one year and ten years, which may include debt securities that are rated below investment grade, or unrated securities that Horizon deems to be of comparable quality.

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund.

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•	General Market Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Small- and Medium-Sized Company Risk:  The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.

•
Foreign Investment Risk: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Emerging Markets Risk:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•	Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments in fixed income securities and preferred stocks.

•
Initial Public Offerings Risk: The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies.

•
Lower-Rated Securities Risk: Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings.

•
Non-Diversification Risk: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The predecessor to the Fund (the “Predecessor Fund”) commenced operations on May 4, 2007.  Effective as of the close of business on October 9, 2009, the Predecessor Fund reorganized into the Fund.  Performance results for the period prior to October 9, 2009, are for the Predecessor Fund.  The bar chart shows performance of the Fund’s Institutional shares. Class A & C shares performance would be lower than the Institutional Class performance because of the higher expenses paid by Class A & C shares. Updated performance information is available on the Fund’s website at www.libertystreetfunds.com.

Annual Total Return for Institutional Shares
For each calendar year at NAV

The year-to-date total return for the Institutional Shares class as of June 30, 2013 was 20.08%.

Institutional Shares
Highest Calendar Quarter Return at NAV (non-annualized):	24.53%	Quarter Ended 6/30/09
Lowest Calendar Quarter Return at NAV (non-annualized):	(29.16)%	Quarter Ended 12/31/08

Average Annual Total Returns (for the Periods Ended December 31, 2012)

	1 Year	5 Years	Since Inception	Inception Date/From
Institutional Shares — Return Before Taxes	26.54%	(6.90)%	(5.57)%	July 11, 2007
Institutional Shares — Return After Taxes on Distributions	26.27%	(7.14)%	(5.80)%	July 11, 2007
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	17.55%	(5.76)%	(4.66)%	July 11, 2007
A Shares — Return Before Taxes	20.20%	(8.02)%	(5.11)%	May 4, 2007
C Shares — Return Before Taxes	24.69%	(7.61)%	(4.93)%	May 24, 2007
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	1.06%	July 11, 2007

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown for Institutional Shares and after-tax returns for other classes will vary.

Investment Advisors
Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Horizon Asset Management LLC is the Fund’s sub-advisor.

Portfolio Managers
Steven M. Bregman and Murray Stahl have served as the portfolio managers of the Fund since its inception in May 2007.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.